SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                                     PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  reported)         JULY  16,  2002



                          RETURN ASSURED INCORPORATED
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                         0-21679                13-3896069
       -------------                 ------------------     -------------------
 (State or other jurisdiction         (Commission File         (IRS Employer
    of  incorporation  or                 Number)           Identification  No.)
        organization)



           5962 La Place Court, Suite 230, Carlsbad, California 92008
         --------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                 (760) 438-7245
         --------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



         --------------------------------------------------------------
                 (Former Address If Changed since Last Report.)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS

     Rogoff & Co., P.C. was the independent certifying accountant for EliteJet, Inc. for the fiscal years ended December 31, 2000 and 2001. Our acquisition of EliteJet, Inc. on April 26, 2002, is required to be accounted for as a reverse acquisition, with EliteJet, Inc. being treated as the acquiring company. The fiscal year of EliteJet, Inc., which is for years ending December 31, became our fiscal year as of April 26, 2002.

     On July 16, 2002, we terminated Rogoff & Co., P.C.'s appointment and subsequently engaged Goldstein Golub Kessler LLP, 1185 Avenue of the Americas, Suite 500, New York, NY 10036, as our certifying accountant for the fiscal year
ending  December  31,  2002.   The  termination  of  Rogoff  &  Co.,  P.C.  and
appointment of Goldstein Golub Kessler, LLP was approved by our board of directors.

     The reports of Rogoff & Co., P.C. on EliteJet, Inc.'s financial statements for the fiscal years ended December 31, 2000 and 2001, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with the audits of the fiscal years ended December 31, 2000 and 2001 and during the subsequent interim period preceding its dismissal, there were no disagreements between EliteJet, Inc. and Rogoff & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Rogoff & Co., P.C. to make reference to the subject matter of the disagreement in connection with his reports.

     In connection with the audits of the fiscal years ended December 31, 2000 and 2001, and during the subsequent interim period preceding its dismissal, Rogoff & Co., P.C. did not advise EliteJet, Inc. that:

     (A) internal controls necessary for EliteJet Inc. to develop reliable financial statements did not exist;

     (B) information had come to its attention that led it to no longer to be able to rely on EliteJet Inc. management's representations or made it unwilling to be associated with the financial statements prepared by management;

     (C) there was a need to expand significantly the scope of its audit, or that information had come to its attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause it to be unwilling to rely on management's representations or be associated with EliteJet's financial statements.

     (D) information had come to its attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

     Prior to engaging Goldstein Golub Kessler, LLP, we did not consult with it regarding the application of accounting principles to a specific or completed transaction or the type of audit opinion that might be rendered on our financial statements.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

7(c)     Exhibits.

16     Letter  from  Rogoff  &  Company,  P.C.  regarding  confirmation  of  our assertions  on  changes  in  Registrant's  certifying  accountant.

     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RETURN  ASSURED  INCORPORATED



Dated:  October  14,  2002               By:  /s/  Scott  Walker
                                              ------------------
       Scott  Walker,
            President

                                   Exhibit 16


Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549



October  14,  2002



Commissioners:



We have read the statements made by Return Assured, Incorporated (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K/A, as part of the Company's Form 8-K/A report dated October 14,2002. We agree with the statements concerning our Firm in such Form 8-K.



Yours  very  truly,


Rogoff  &  Company,  P.C.
New  York,  NY